EXHIBIT 9

Certificate of the Senior Vice President and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Enacted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The following certifications accompany the annual report on Form 40-F pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not, except to the extent required by 18 U.S.C. Section 1350, as enacted pursuant to the Sarbanes-Oxley Act of 2002, be deemed filed by Suncor Energy Inc. for the purposes of Section 18 of the Securities Exchange Act of 1934.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Suncor Energy Inc. (the “Company”) on Form 40-F for the fiscal year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. KENNETH ALLEY, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;  and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

“J. KENNETH ALLEY”
J. KENNETH ALLEY
Senior Vice President and Chief Financial
Officer
Suncor Energy Inc.

DATE:	April 13, 2004